UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2023
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
________________________________________________

DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02......Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth below under Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 26, 2023, Masimo Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders of the Company approved an amendment (the “Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to provide for the phased-in declassification of the Company’s board of directors. A description of the Amendment is provided in “Proposal 5 – To Approve an Amendment to the Amended and Restated Certificate of Incorporation to Provide For the Phased-In Declassification of Our Board of Directors” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 24, 2023, as amended (the “Proxy Statement”), which description and text are incorporated herein by reference.
The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on June 28, 2023 (the “Certificate of Amendment”). The foregoing description of the terms of the Amendment and the description thereof incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entireties by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held the Meeting on June 26, 2023. At the Meeting, a total of 47,698,215 shares, or approximately 90.4% of the Company’s common stock issued and outstanding as of the record date, were represented in person or by proxy. At the Meeting, the Company’s stockholders considered seven proposals, each of which is described in more detail in the Proxy Statement.
On June 28, 2023, First Coast Results, Inc. (the “Inspector of Election”) issued its final report, which certified the final voting results for the Meeting. Set forth below is a brief description of each matter voted upon at the Meeting and the final voting results with respect to each matter as provided by the Inspector of Election.
Proposal No. 1: To elect two Class I nominees for director to serve until the Company’s 2026 Annual Meeting of Stockholders, or until his or her respective successor is duly elected and qualified.
Company Nominees:

Nominee	For	Withhold
H Michael Cohen	10,555,924	36,725,577
Julie A. Shimer, Ph.D.	15,069,117	32,212,383
Politan Group Nominees:

Nominee	For	Withhold
Michelle Brennan	36,369,415	10,886,040
Quentin Koffey	30,718,655	16,564,800
The Company’s stockholders voted to elect Michelle Brennan and Quentin Koffey as directors to serve until the Company’s 2026 Annual Meeting of Stockholders, or until his or her respective successor is duly elected and qualified.

Proposal No. 2: To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023.

For	Against	Abstentions	Broker Non Votes
46,077,127	1,112,566	508,522	—
The Company’s stockholders voted to approve the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm.
Proposal No. 3: To provide an advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non Votes
25,947,310	20,662,682	672,504	415,719
The Company’s stockholders voted for the advisory vote to approve the compensation of the Company’s named executive officers.
Proposal No. 4: To provide an advisory vote on the frequency of future advisory votes to approve named executive officer compensation.

Every Year (annual vote)	Every Other Year (biennial vote)	Every Three Years (triennial vote)	Abstentions	Broker Non Votes
46,362,848	23,882	343,895	551,871	415,719
The Company’s stockholders voted to approve, on an advisory basis, that the advisory vote to approve named executive officer compensation occurs every year.
In light of the Company’s prior practice of annual advisory votes to approve named executive officer compensation and the vote of the stockholders, the Company will continue the practice of holding advisory votes to approve named executive officer compensation every year.
Proposal No. 5: To approve an amendment to the Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors.

For	Against	Abstentions	Broker Non Votes
46,669,313	43,536	569,647	415,719
The Company’s stockholders voted for the amendment to the Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors.
Proposal No. 6: To provide an advisory vote to approve the increase to the total number of authorized members of the Board of Directors from five to seven.

For	Against	Abstentions	Broker Non Votes
39,758,625	6,757,321	642,154	—
The Company’s stockholders voted for the advisory vote to approve the increase to the total number of authorized members of the Board of Directors from five to seven.

Stockholder Proposal:
Proposal No. 7: To approve a stockholder proposal to repeal any provision of, or amendment to, the Company’s Bylaws adopted by the Board of Directors without stockholder approval subsequent to April 20, 2023 and up to and including the date of the Meeting.

For	Against	Abstentions	Broker Non Votes
35,628,473	11,090,338	563,685	415,719
In order to be approved, this proposal required the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of our common stock entitled to vote generally in the election of directors, voting together as a single class. Accordingly, the stockholder proposal was not approved by the Company’s stockholders.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, dated June 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: June 28, 2023	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

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